Exhibit 99.1

News Release

COUSINS AND PARKWAY STOCKHOLDERS OVERWHELMINGLY

APPROVE MERGER

ATLANTA, GA and ORLANDO, FL — (August 23, 2016) — Cousins Properties Incorporated (“Cousins”) (NYSE: CUZ) and Parkway Properties, Inc. (“Parkway”) (NYSE: PKY) announced that at special meetings held earlier today stockholders of both companies approved all proposals related to the previously announced stock-for-stock merger between Cousins and Parkway.

At the special meeting of Cousins stockholders, approximately 92.01% of the outstanding shares were voted in favor of a proposal to amend Cousins’ articles in connection with the merger. Additionally, approximately 99.96% of the votes cast were voted in favor of the proposal related to the issuance of Cousins shares in the merger. Over 99% of all votes cast at the special meeting were cast in favor of these proposals.

At the special meeting of Parkway stockholders, 88.5% of the outstanding shares of common and limited voted stock were voted in favor of the merger, which represented 98.67% of the votes cast at the special meeting.

The merger is expected to close in the fourth quarter of 2016, subject to the satisfaction or waiver of all closing conditions related to the transactions. Upon completion of the merger, Parkway stockholders will be entitled to receive 1.63 shares of Cousins stock for each share of Parkway stock they own. As previously announced, on the business day following the closing of the merger, Cousins and Parkway will effect a taxable spin-off of the Houston-based assets of both companies into a new publicly-traded REIT named Parkway, Inc. The spin-off will be accomplished through a special dividend by Cousins to the stockholders of the combined company.

About Cousins Properties Incorporated

Cousins Properties Incorporated is a leading diversified real estate company with extensive experience in development, acquisition, financing, management and leasing. Based in Atlanta, the Company actively invests in top-tier urban office assets and opportunistic mixed-use developments in Sunbelt markets. Since its founding in 1958, Cousins has developed 20 million square feet of office space, 20 million square feet of retail space, more than 3,500 multi-family units and more than 60 single-family neighborhoods. Cousins is a fully integrated equity real estate investment trust (REIT) and trades on the New York Stock Exchange under the symbol CUZ. For more information, please visit www.cousinsproperties.com.

About Parkway Properties

Parkway Properties, Inc. is a fully integrated, self-administered and self-managed real estate investment trust specializing in the acquisition, ownership, development and management of quality office properties in higher growth submarkets in the Sun Belt region of the United States.

Parkway owns or has an interest in 34 office properties located in six states with an aggregate of approximately 14.0 million square feet of leasable space as of July 1, 2016. Fee-based real estate services are offered through wholly owned subsidiaries of Parkway, which in total manage and/or lease approximately 2.7 million square feet for third-party owners as of July 1, 2016.

Contacts:

Cousins Properties Incorporated

Marli Quesinberry

Director, Investor Relations

191 Peachtree St. NE, Suite 500

Atlanta, GA 30328

(404) 407-1898

www.cousinsproperties.com

Parkway Properties, Inc.

David R. O’Reilly

Executive Vice President and Chief Financial Officer

Bank of America Center

390 N. Orange Ave., Suite 2400

Orlando, FL 32801

(407) 650-0593

www.pky.com

Cautionary Note Regarding Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Cousins and Parkway and beliefs of and assumptions made by Cousins management and Parkway management, involve uncertainties that could significantly affect the financial or operating results of Cousins, Parkway, the combined company or any company spun-off by the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements include, but are not limited to, the timing of and ability of the parties to close the proposed transaction. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders, benefits of the proposed transactions to tenants, employees, stockholders and other constituents of the combined company, integrating our companies, cost savings and the expected timetable for completing the proposed transactions — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained and, therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the proposed merger and the timing of the closing of the proposed merger; risks associated with the ability to consummate the proposed spin-off of a company holding the Houston assets of Cousins and Parkway, Parkway, Inc. (“New Parkway”) and the timing of the closing of the proposed spin-off; risks associated with the ability to list the common stock of New Parkway on the New York Stock Exchange following the proposed spin-off; risks associated with the ability to consummate certain asset sales contemplated by Parkway and the timing of the closing of such proposed asset sales; risks associated with the ability to consummate the proposed reorganization of certain assets and liabilities of Cousins and Parkway, including the contemplated structuring of Cousins and New Parkway as “UPREITs” following the consummation of the proposed transactions; the failure to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the proposed transactions; the ability to secure favorable interest rates on any borrowings incurred in connection with the proposed transactions; the impact of such indebtedness incurred in connection with the proposed transactions; the ability to successfully integrate our operations and employees; the ability to realize anticipated benefits and synergies of the proposed transactions; the potential liability for a failure to meet regulatory requirements, including the maintenance of REIT status; material changes in the dividend rates on securities or the ability to pay dividends on common stock or other securities; potential changes to tax legislation; changes in demand for developed properties; adverse changes in financial condition of joint venture partner(s) or major tenants; risks associated with the acquisition, development, expansion, leasing and management of properties; risks associated with the geographic concentration of Cousins, Parkway or New Parkway; risks associated with the industry concentration of tenants; the potential impact of announcement of the proposed transactions or consummation of the proposed transactions on relationships, including with tenants, employees, customers and competitors; the unfavorable outcome of any legal proceedings that have been or may be instituted against Cousins, Parkway or any company spun-off by the combined company; significant costs related to uninsured losses, condemnation, or environmental issues; the ability to retain key personnel; the amount of the costs, fees, expenses and charges related to the proposed transactions and the actual terms of the financings that may be obtained in connection with the proposed transactions; changes in local, national and international financial market, insurance rates and interest rates; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission by Cousins and Parkway. Cousins and Parkway do not intend, and undertake no obligation, to update any forward-looking statement.